LOSS PER SHARE	12 Months Ended
Jun. 30, 2019
Earnings per share [abstract]
Loss Per Share
5.	LOSS PER SHARE
Basic loss per share amounts are calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year.
Diluted earnings per share amounts are calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on the conversion of all the dilutive potential ordinary shares into ordinary shares.
The following reflects the income and share data used in the basic and diluted loss per share computations:

	2019		2018		2017
Net loss for the period	A$	35,160,227	A$	16,519,155	A$	11,511,024

Weighted average number of ordinary shares for basic and diluted loss per share		1,266,654,166		934,312,458		669,930,538

Transactions involving ordinary shares or potential ordinary shares that would change the number of ordinary shares or potential ordinary shares outstanding between the reporting date and the date of the completion of these financial statements are disclosed in Note 17 to the consolidated financial statements.
A total of 111,523,332 employee stock options (2018: 29,131,664 and 2017: 24,797,286) were not included in the dilutive loss per share calculation as they are anti-dilutive.